TRUECROSSING FUNDS

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2000

                                  TRUECROSSING
                                  GROWTH FUND

                                  TRUECROSSING
                                TECHNOLOGY FUND

                            NEWBRIDGE PARTNERS, LLC
                         535 MADISON AVENUE, 14TH FLOOR
                               NEW YORK, NY 10022


                            NEWBRIDGE PARTNERS, LLC
                               INVESTMENT COUNSEL

--------------------------------------------------------------------------------
TRUECROSSING GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2000
--------------------------------------------------------------------------------

Dear Shareholder,

We would like to take this opportunity to update you about the progress of TrueCrossing Growth Fund during the first half of this year and provide you with thoughts about our investment philosophy going forward. TrueCrossing Growth Fund has returned -3.50% from inception on December 20, 1999 through May 31, 2000 versus 0.80% for the Standard & Poor's 500 Index ("S&P 500"). While the Fund has underperformed the S&P 500 in the short-term, we remain dedicated to our long-term investment philosophy -- earnings growth drives stock prices. We manage a focused portfolio of high-quality growth companies which we believe have the potential to rapidly grow earnings over time.

An increased focus on short-term data points, and the subsequent market volatility, has emphasized the need for a long-term investment philosophy. Short-term phenomena, such as speculation about Federal Reserve interest rate moves, caused dramatic swings in equity valuations. It is impossible to accurately predict these short-term price movements. At NewBridge Partners, we continue to employ a bottom-up approach in our fundamental research with the goal of owning high-quality growth companies for the long-term, regardless of economic environment.

High-quality companies are those that have rapidly expanding earnings, strong financial foundations, market-leadership, and superb management teams. Insistence on these fundamental growth and quality characteristics gives NewBridge Partners the confidence to maintain our long-term perspective in managing a focused portfolio for our clients. By avoiding the distraction of daily short-term noise, we are free to focus on the centerpiece of our philosophy: earnings growth drives stock prices over time.

Recently, every company in the Fund's portfolio met, or exceeded, aggressive earnings expectations and difficult prior year comparisons. Going forward, we believe that these companies will continue to grow and thrive. Our investment commitment, to own high-quality growth companies for as long as they continue to prosper, is resolute and we believe our investors ultimately will be rewarded.

NewBridge Partners, LLC

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Due to current market volatility, the Fund's performance may be less than the figures presented. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than when purchased. As of June 30, 2000, the Growth Fund's year-to-date return is 4.00% versus -0.42% for the S&P 500. During this period, some of the Fund's fees were waived; otherwise, total return would have been lower. Total return figures include reinvestment of dividends and capital gain distributions. The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. The views in this report were those of the Fund manager as of May 31, 2000, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.



                                        1                    TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2000
--------------------------------------------------------------------------------

Dear Shareholder:

As we near the conclusion of the first half of 2000, TrueCrossing Technology Fund marks its first month in operation. TrueCrossing Technology Fund returned -16.60% from inception on May 1, 2000 through May 31, 2000 versus -7.64% for the Morgan Stanley High Tech Index as volatility was especially pronounced in technology issues.

While volatility is expected when investing in technology, the number of days this year in which the NASDAQ gained or lost more than 3% eclipsed the combined total for 1998 and 1999. More information and less trading costs, combined with recent rate hikes have fueled the fluctuations. At times these factors have led investors to overlook what we believe to be the key driving forces of our economy and the foundation for future growth: Globalization and Technology. Rather than focusing on macro-economic and short-term events, we believe investors are best served by paying attention to company fundamentals, identifying the leaders and investing in those companies for the long term. Although counterintuitive, in view of the rapid changes and disruptive forces of technology, we believe a bottom-up investment philosophy emphasizing the long term is an excellent way to capitalize on the tremendous opportunities while insulating investors from the unavoidable downdrafts.

                      PORTFOLIO CHANGES DURING THE QUARTER

Adhering to our fundamentally driven investment philosophy, we implemented the following changes:

SOLD

FOUNDRY (FDRY)

The competition for layer 4-7 routers and switches has intensified. Despite FDRY's focus, competitive technology and early wins, we believe Juniper (JNPR) is the best positioned next generation company to effectively compete with Cisco Systems (CSCO) for market share in the fastest growing part of internet infrastructure (50% industry CAGR). Our decision was to keep and increase JNPR and sell FDRY.

Q-LOGIC (QLGC)

QLGC was sold as the pending acquisition of Ancor (ANCR) puts the company in more direct competition with Brocade (BRCD) for fibre channel switches. BRCD has 80% market share in fibre channel switches and recently announced a collaboration with CSCO which will use BRCD's technology in its Catalyst 6000 router to provide fibre channel SAN connectivity to the IP based WAN.

BOUGHT

PHONE.COM (PHCM)

The addition of PHCM reflects our investment in the emerging but fast growing market for wireless internet access. As subscriber growth continues to explode worldwide, carriers need to add new features as well as offering lower and simplified pricing. As evidenced in the wireline markets, demand for wireless data services will be enormous. Using a server-based business model, PHCM sells to wireless operators who in turn sell the service to their customer base. PHCM has deals with 60 operators worldwide, representing 200 million subscribers; 50% of total subscribers. Total subscriber growth is expected to top 1 billion over the next 5 years. Of the 60 carriers under contract, 5 have large-scale deployments (100K + subs), 30 have launched, and the balance are near that stage.

                                        2                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
MAY 31, 2000
--------------------------------------------------------------------------------

SIEBEL (SEBL)

SEBL is the largest front office applications software company for sales, marketing and customer service. The CRM (customer relationship management) space is one of the fastest growing segments of enterprise software and SEBL is the clear leader as competitors have struggled to keep up and have sold out to other companies. Hewlett Packard (HWP) bought Clarify and Peoplesoft (PSFT) bought Vantive. CRM software is critical for customer support that leads to customer retention as well as the ability to extract new revenue from existing customers. As the market moves to the Web, the complexity of managing customer relationships increases and so does the demand for SEBL's products.

GENERAL MOTORS HUGHES (GMH)

GMH is the leading satellite service company with 8.5 million DirectTV subscribers (1 out of every 12 households has DirectTV). Over the last 12 months, GMH has integrated its acquisition of Primestar, sold its satellite manufacturing business to Boeing (BA), completed its $9 billion exchange offer with General Motors (GM), which lowers GM's stake to 27% from 62%, and is expected to grow EBITDA at 45%. GMH is now a focused satellite services company well positioned to benefit from enhanced service offerings and two-way internet access later this year. Until recently, satellite subscribers had to pay cable companies for local news programming, thereby increasing the total cost of services to the subscriber. Satellite service providers like GMH and Echostar now offer local news. With regard to internet access, GMH's DirectPC is fast (400kbps vs. a 56kbps modem) but nascent. While downstream speeds enable faster access to web pages, upstream transmission is routed via a dial-up connection. That is scheduled to change later this year.

YAHOO (YHOO)

YHOO is the leading pure internet portal now that AOL is merging with Time Warner (TWX). Similar to AOL, YHOO's focus is to have YHOO everywhere: desktops, laptops, cell phones, PDA's, etc. With more than 3,500 advertisers and 10,500 merchants, YHOO's main revenue streams will continue to be advertising and transactions but will seek to leverage its brand on a global basis as non-U.S. internet usage increases. The company has stated its intention to stay independent and focus on execution. Going forward, earnings are expected to continue growing at 50%.

We hope this information provides some insight into how we have been positioning TrueCrossing Technology Fund as it seeks to benefit from key trends and future growth in technology. For more detailed information about the Fund and our holdings, please visit our web site at http://www.truecrossingfunds.com. Or feel free to contact us at (800) 679-5707 if you have any questions about the direction the Fund is taking. Thank you for your support.

NewBridge Partners, LLC

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Due to current market volatility, the Fund's performance may be less than the figures presented. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than when purchased. During this period, some of the Fund's fees were waived; otherwise, total return would have been lower. Total return figures include reinvestment of dividends and capital gain distributions. The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. The Fund is non-diversified which means concentration of Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. Technology and technology

                                        3                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
MAY 31, 2000
--------------------------------------------------------------------------------

related companies are subject to greater competitive pressures, rapid obsolescence and greater government regulation than other companies. The views in this report were those of the Fund manager as of May 31, 2000, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

                                        4                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING GROWTH FUND
SCHEDULE OF INVESTMENTS (unaudited)
MAY 31, 2000
--------------------------------------------------------------------------------

   SHARE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  COMMON STOCK (90.3%)
  COMMUNICATIONS/MEDIA (13.0%)
     5,200    America Online, Inc.+            $  275,600
     4,200    AT&T Corp. -- Liberty Media
              Corp.+                              186,113
     3,800    Clear Channel Communications,
              Inc.+                               284,525
     3,300    CMGI, Inc.+                         157,781
                                               ----------
                                                  904,019
                                               ----------
  CONSUMER (6.9%)
     5,100    Harley-Davidson, Inc.               189,975
     6,000    Home Depot, Inc.                    292,875
                                               ----------
                                                  482,850
                                               ----------
  DATA STORAGE (5.5%)
     3,300    EMC Corp.+                          383,831
                                               ----------
  FINANCIAL (16.3%)
     2,200    American International Group,
              Inc.                                247,638
    11,550    Charles Schwab Corp.                332,063
     4,200    Citigroup, Inc.                     261,187
     3,000    Merrill Lynch & Co., Inc.           295,875
                                               ----------
                                                1,136,763
                                               ----------
  HARDWARE (3.4%)
     5,500    Dell Computer Corp.+                237,187
                                               ----------
  HEALTH CARE (10.7%)
     1,200    Genentech, Inc.+                    128,850
     5,900    Medtronic, Inc.                     304,588
     7,000    Pfizer, Inc.                        311,937
                                               ----------
                                                  745,375
                                               ----------
  NETWORKING (5.5%)
     6,700    Cisco Systems, Inc.+                381,900
                                               ----------

   SHARE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  COMMON STOCK, CONTINUED
  SEMICONDUCTORS (12.6%)
     2,400    Broadcom Corp.+                  $  312,150
     2,300    Intel Corp.                         286,638
     1,800    PMC-Sierra, Inc.+                   275,850
                                               ----------
                                                  874,638
                                               ----------
  SOFTWARE (2.6%)
     2,900    Microsoft Corp.+                    181,431
                                               ----------
  TELECOMMUNICATIONS (13.8%)
     4,500    JDS Uniphase Corp.+                 396,000
     7,600    Nokia Corp. ADR                     395,200
     2,600    QUALCOMM, Inc.+                     172,575
                                               ----------
                                                  963,775
                                               ----------
              Total Common Stock
              (cost $6,819,567)                 6,291,769
                                               ----------

    FACE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  CASH MANAGEMENT ACCOUNTS (9.7%)
  350,447     Daily Assets Cash Fund           $  350,447
  324,523     Daily Assets Government
              Obligations Fund                    324,523
                                               ----------
              Total Cash Management
              Accounts (cost $674,970)            674,970
                                               ----------
  TOTAL INVESTMENTS (100.0%)
  (COST $7,494,537)                            $6,966,739
                                               ==========

---------------------------------------------------------
+ Non-income producing security.
See Notes to Financial Statements.      5                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (unaudited)
MAY 31, 2000
--------------------------------------------------------------------------------

   SHARE                 SECURITY
  AMOUNT               DESCRIPTION                VALUE
  -------    --------------------------------    --------
   COMMON STOCK (90.0%)
  COMMUNICATION/MEDIA (5.7%)
     185     America Online, Inc.+               $  9,805
     190     CMGI, Inc.+                            9,084
                                                 --------
                                                   18,889
                                                 --------
  COMPUTER SERVICES (6.1%)
     195     Exodus Communications, Inc.+          13,760
      50     VeriSign, Inc.+                        6,769
                                                 --------
                                                   20,529
                                                 --------
  DATA STORAGE (11.9%)
     105     Brocade Communications Systems,
             Inc.+                                 12,383
     150     EMC Corp.+                            17,447
      70     Qlogic Corp.+                          3,439
      55     VERITAS Software Corp.+                6,407
                                                 --------
                                                   39,676
                                                 --------
  HARDWARE (6.4%)
     160     Dell Computer Corp.+                   6,900
     190     Sun Microsystems, Inc.+               14,559
                                                 --------
                                                   21,459
                                                 --------
  NETWORKING (15.3%)
     290     Cisco Systems, Inc.+                  16,530
     110     Foundry Networks, Inc.+                6,937
     130     Inktomi Corp.+                        14,511
      75     Juniper Networks, Inc.+               13,139
                                                 --------
                                                   51,117
                                                 --------
  SEMICONDUCTORS (19.0%)
      75     Applied Micro Circuits Corp.+          7,444
     105     Broadcom Corp.+                       13,657
      90     Intel Corp.                           11,216
     110     PMC-Sierra, Inc.+                     16,856
     200     Texas Instruments, Inc.               14,450
                                                 --------
                                                   63,623
                                                 --------

   SHARE                 SECURITY
  AMOUNT               DESCRIPTION                VALUE
  -------    --------------------------------    --------
  COMMON STOCK, CONTINUED
  SOFTWARE (5.8%)
     100     Ariba, Inc.+                        $  5,213
     175     Broadvision, Inc.+                     6,267
     125     Microsoft Corp.+                       7,820
                                                 --------
                                                   19,300
                                                 --------
  TELECOMMUNICATIONS (19.8%)
     200     JDS Uniphase Corp.+                   17,600
     320     Nokia Corp. ADR                       16,640
     165     QUALCOMM, Inc.+                       10,952
     120     Redback Networks, Inc.+               10,065
      70     Sycamore Networks, Inc.+               5,854
     180     Vignette Corp.+                        4,961
                                                 --------
                                                   66,072
                                                 --------
             Total Common Stock
             (cost $339,107)                      300,665
                                                 --------

   FACE                  SECURITY
  AMOUNT               DESCRIPTION                VALUE
  -------    --------------------------------    --------
   CASH MANAGEMENT ACCOUNTS (10.0%)
  17,202     Daily Assets Cash Fund              $ 17,202
  16,236     Daily Assets Government
             Obligations Fund                      16,236
                                                 --------
             Total Cash Management Accounts
             (cost $33,437)                        33,438
                                                 --------
  TOTAL INVESTMENTS (100.0%)
  (COST $372,544)                                $334,103
                                                 ========

---------------------------------------------------------
+ Non-income producing security.
See Notes to Financial Statements.      6                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
MAY 31, 2000
--------------------------------------------------------------------------------

                                                              TRUECROSSING    TRUECROSSING
                                                                 GROWTH        TECHNOLOGY
                                                                  FUND            FUND
ASSETS
    Investments (Note 2):
        Investments, at cost................................   $7,494,537       $372,544
        Net unrealized depreciation.........................     (527,798)       (38,441)
                                                               ----------       --------
    Total investments, at value.............................    6,966,739        334,103
    Cash....................................................       18,696         23,832
    Receivable from adviser (Note 3)........................       28,687         12,818
    Receivable for Fund shares issued.......................           --          5,004
    Interest, dividends and other receivables...............        3,166            110
                                                               ----------       --------
Total Assets................................................    7,017,288        375,867
                                                               ----------       --------
LIABILITIES
    Payable for investments purchased.......................      391,479             --
    Payable to administrator (Note 3).......................        4,167          2,016
    Accrued expenses and other liabilities..................       34,420         11,138
                                                               ----------       --------
Total Liabilities...........................................      430,066         13,154
                                                               ----------       --------
NET ASSETS..................................................   $6,587,222       $362,713
                                                               ==========       ========
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................   $7,141,322       $401,380
    Undistributed net investment loss.......................      (13,013)          (226)
    Accumulated net realized loss...........................      (13,289)            --
    Unrealized depreciation of investments..................     (527,798)       (38,441)
                                                               ----------       --------
NET ASSETS..................................................   $6,587,222       $362,713
                                                               ==========       ========
SHARES OF BENEFICIAL INTEREST...............................      682,893         43,494
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....   $     9.65       $   8.34

See Notes to Financial Statements.      7                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING FUNDS
STATEMENTS OF OPERATIONS (unaudited)
PERIOD ENDED MAY 31, 2000
--------------------------------------------------------------------------------

                                                              TRUECROSSING    TRUECROSSING
                                                                 GROWTH        TECHNOLOGY
                                                                  FUND            FUND
INVESTMENT INCOME
    Dividend income.........................................   $   4,323        $      2
    Interest income.........................................       6,834             107
                                                               ---------        --------
Total Investment Income.....................................      11,157             109
                                                               ---------        --------
EXPENSES
    Investment advisory (Note 3)............................      11,233             155
    Administration (Note 3).................................      11,223           2,016
    Transfer agent (Note 3).................................      11,515           1,956
    Custody.................................................       8,065              --
    Accounting (Note 3).....................................      16,161           2,903
    Audit...................................................      15,000           4,286
    Legal...................................................       9,578              --
    Trustees................................................       4,500              --
    Compliance..............................................      11,070           2,493
    Miscellaneous...........................................      13,439              --
                                                               ---------        --------
Total Expenses..............................................     111,784          13,809
    Expenses reimbursed and fees waived (Note 4)............     (87,614)        (13,474)
                                                               ---------        --------
Net Expenses................................................      24,170             335
                                                               ---------        --------
NET INVESTMENT LOSS.........................................     (13,013)           (226)
                                                               ---------        --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments........................     (13,289)             --
    Net change in unrealized depreciation of investments....    (527,798)        (38,441)
                                                               ---------        --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............    (541,087)        (38,441)
                                                               ---------        --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $(554,100)       $(38,667)
                                                               =========        ========

See Notes to Financial Statements.      8                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
TRUECROSSING FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
PERIOD ENDED MAY 31, 2000
--------------------------------------------------------------------------------

                                                              TRUECROSSING    TRUECROSSING
                                                                 GROWTH        TECHNOLOGY
                                                                  FUND            FUND
NET ASSETS, Beginning of Period.............................   $       --       $     --
                                                               ----------       --------
OPERATIONS
    Net investment loss.....................................      (13,013)          (226)
    Net realized loss on investments........................      (13,289)            --
    Net change in unrealized depreciation of investments....     (527,798)       (38,441)
                                                               ----------       --------
Net decrease in net assets resulting from operations........     (554,100)       (38,667)
                                                               ----------       --------
CAPITAL SHARE TRANSACTIONS
    Sale of shares..........................................    7,318,080        401,380
    Redemption of shares....................................     (176,758)            --
                                                               ----------       --------
Net increase from capital share transactions................    7,141,322        401,380
                                                               ----------       --------
Net increase in net assets..................................    6,587,222        362,713
                                                               ----------       --------
NET ASSETS, End of Period (a)...............................   $6,587,222       $362,713
                                                               ==========       ========
SHARE TRANSACTIONS
    Sale of shares..........................................      700,611         43,494
    Redemption of shares....................................      (17,718)            --
                                                               ----------       --------
Net increase in shares......................................      682,893         43,494
                                                               ==========       ========
(a) Undistributed net investment loss.......................   $  (13,013)      $   (226)
                                                               ==========       ========

See Notes to Financial Statements.      9                     TRUECROSSING FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                TRUECROSSING       TRUECROSSING
                                                                   GROWTH           TECHNOLOGY
                                                                    FUND               FUND
                                                              DECEMBER 20, 1999    MAY 1, 2000
                                                                     TO                 TO
                                                                MAY 31, 2000       MAY 31, 2000
NET ASSET VALUE PER SHARE, Beginning of Period..............        $10.00           $ 10.00
                                                                    ------           -------
OPERATIONS
    Net investment loss.....................................         (0.02)            (0.01)
    Net realized and unrealized loss on investments.........         (0.33)            (1.65)
                                                                    ------           -------
Total from Operations.......................................         (0.35)            (1.66)
                                                                    ------           -------
NET ASSET VALUE, End of Period..............................        $ 9.65           $  8.34
                                                                    ======           =======
TOTAL RETURN................................................         (3.50) %         (16.60) %
RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)...............        $6,587           $   363
  Ratios to Average Net Assets
    Expenses, including reimbursement/waiver of fees........          1.51%(a)          1.51%(a)
    Expenses, excluding reimbursement/waiver of fees........          6.97%(a)         62.24%(a)
  Net investment loss, including reimbursement/waiver of
    fees....................................................         (0.81) %(a)       (1.02) %(a)
PORTFOLIO TURNOVER RATE.....................................             4%                0%

---------------
(a) Annualized.

See Notes to Financial Statements.      10                    TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to TrueCrossing Growth Fund and TrueCrossing Technology Fund (individually a "Fund", and collectively, "the Funds"), each a series of TrueCrossing Funds (the "Trust"). The Trust was organized as a business trust under the laws of the State of Delaware on July 29, 1999 pursuant to a trust instrument dated July 29, 1999 (the "Trust Instrument"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940. TrueCrossing Growth Fund is a diversified series of the Trust. TrueCrossing Technology Fund is non-diversified. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Commencement of operations for each Fund was as follows:

TrueCrossing Growth Fund             December 20, 1999
TrueCrossing Technology Fund         May 1, 2000

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION-On each Fund business day, the Trust determines the net asset value per share of each Fund, as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid quarterly. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

                                        11                    TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
MAY 31, 2000
--------------------------------------------------------------------------------

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust is comprised of two active fund series and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER-The investment adviser to each Fund is NewBridge Partners, LLC, (the "Adviser"). For its services, the Adviser receives an advisory fee from each Fund at an annual rate of 0.70% of each Fund's average daily net assets.

ADMINISTRATOR-The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee from each Fund at an annual rate as follows: 0.15% of the average daily net assets under $50 million of the Fund, 0.10% of the average daily net assets over $50 million and under $100 million and 0.05% of the average daily net assets over $100 million of the Fund. This fee is subject to an annual minimum of $25,000 per Fund.

TRANSFER AGENT-The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives from each Fund an annual fee of $24,000 (waived to $18,000 for the first year), plus certain other fees and expenses.

DISTRIBUTOR-The distributor for each Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.

FUND ACCOUNTANT-The fund accountant for each Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives from each Fund an annual fee of $36,000, subject to adjustments for the number and type of portfolio transactions.

NOTE 4.  WAIVER OF FEES

Certain service providers of each Fund have voluntarily undertaken to waive a portion of their fees and reimburse certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. Fee waiver and expense reimbursements may be reduced or eliminated at any time. For the period ended May 31, 2000, expenses reimbursed and fees waived were as follows:

                                                                                  TOTAL
                                                                                 EXPENSES
                                              EXPENSES        FEES WAIVED       REIMBURSED
                                             REIMBURSED    -----------------     AND FEES
                                                FAdS        FSS      ADVISER      WAIVED
                                             ----------    ------    -------    ----------
TrueCrossing Growth Fund...................   $73,687      $2,694    $11,233     $87,614
TrueCrossing Technology Fund...............    12,819         500        155      13,474

                                        12                    TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period ending May 31, 2000, were as follows:

                                                  TRUECROSSING     TRUECROSSING
                                                  GROWTH FUND     TECHNOLOGY FUND
                                                  ------------    ---------------
Cost of Purchases...............................   $7,001,785        $339,107
Proceeds from Sales.............................      168,929              --

                                        13                    TRUECROSSING FUNDS

                              FOR MORE INFORMATION


                               Investment Adviser
                            NewBridge Partners, LLC
                         535 Madison Avenue, 14th Floor
                               New York, NY 10022


                                  Distributor
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                                 Transfer Agent
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.





                                  TRUECROSSING
                                     FUNDS

                                  TRUECROSSING
                                  GROWTH FUND

                                  TRUECROSSING
                                TECHNOLOGY FUND




                               TRUECROSSING FUNDS
                              Two Portland Square
                               Portland, ME 04101
                                  800-679-5707

                           www.truecrossingfunds.com